Exhibit 99.2

Investor Contact

Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@acegroup.com	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the company’s forward-looking statements, such as statements concerning cash flow, exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The company’s forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4 - 5
	- Consolidating Statement of Operations	6 - 7

III.	Segment Results
	- Insurance - North American	8
	- Insurance - Overseas General	9
	- Global Reinsurance	10
	- Life	11 - 12

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	13
	- Reinsurance Recoverable Analysis	14
	- Investment Portfolio	15 - 21
	- Net Realized and Unrealized Gains (Losses)	22
	- Capital Structure	23 - 24
	- Computation of Basic and Diluted Earnings Per Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Book Value and Book Value per Common Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data, and ratios)
(Unaudited)

	Three months ended June 30		% Change 2Q-10 vs. 2Q-09	Constant $ 2009 (2)	% Change 2Q-10 vs. 2Q-09 (2)	Six months ended June 30		% Change YTD-10 vs. YTD-09	Constant $ 2009 (2)	% Change YTD-10 vs. YTD-09 (2)
	2010	2009				2010	2009

Gross premiums written	$5,154	$5,117	1%	$5,212	-1%	$9,944	$9,652	3%	$9,898	0%

Net premiums written	$3,420	$3,415	0%	$3,492	-2%	$6,991	$6,839	2%	$7,043	-1%

Net premiums earned	$3,233	$3,266	-1%	$3,338	-3%	$6,510	$6,460	1%	$6,658	-2%

Net investment income	$518	$506	2%	$511	1%	$1,022	$1,008	1%	$1,022	0%

Net income	$677	$535	27%			$1,432	$1,102	30%

Income excluding net realized gains (losses) (1)	$688	$706	-3%	$719	-4%	$1,267	$1,375	-8%	$1,402	-10%

Comprehensive income	$845	$1,690	NM			$1,903	$2,027	-6%

Operating cash flow	$868	$760	14%			$1,691	$1,322	28%

Combined ratio
Loss and loss expense ratio	58.8%	58.2%				60.3%	58.9%
Underwriting and administrative expense ratio	30.9%	29.5%				30.9%	28.7%

Combined ratio	89.7%	87.7%				91.2%	87.6%

Annualized ROE*	13.8%	16.5%				12.9%	16.3%

Annualized ROE on net income	12.9%	13.7%				13.9%	14.2%

Effective tax rate on income excluding net realized gains (losses)	14.7%	17.2%				16.0%	17.3%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$2.01	$2.09	-4%			$3.72	$4.08	-9%
Net income	$1.98	$1.58	25%			$4.21	$3.27	29%

Book value per common share	$63.20	$49.27	28%			$63.20	$49.27	28%
Tangible book value per common share	$51.88	$38.10	36%			$51.88	$38.10	36%
Weighted average basic common shares outstanding	340.0	336.9				339.2	336.2
Weighted average diluted common shares outstanding	341.2	337.5				340.4	336.5
Debt/total capitalization	13.2%	17.3%				13.2%	17.3%

(1)	See Non-GAAP Financial Measures.

(2)	Prior periods on a constant dollar basis.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Consolidated Results Excluding Life Segment
Gross premiums written	$4,756	$4,400	$4,110	$4,622	$4,733	$9,156	$8,883	$17,615
Net premiums written	3,029	3,186	2,915	2,783	3,048	6,215	6,126	11,824
Net premiums earned	2,845	2,897	3,018	3,031	2,902	5,742	5,761	11,810
Losses and loss expenses	1,671	1,790	1,784	1,764	1,688	3,461	3,392	6,940
Policy benefits	1	3	1	—	1	4	3	4
Policy acquisition costs	470	493	504	508	468	963	902	1,914
Administrative expenses	409	402	416	400	390	811	752	1,568

Underwriting income excluding Life segment	294	209	313	359	355	503	712	1,384
Life underwriting income excluding investment income	53	46	60	52	35	99	56	168
Net investment income	518	504	512	511	506	1,022	1,008	2,031
Net realized gains (losses)	9	168	373	(223)	(225)	177	(346)	(196)
Interest expense	52	52	56	60	56	104	109	225
Other income (expense) (1)	(3)	4	(41)	(51)	21	1	7	(85)
Income tax expense	142	124	208	94	101	266	226	528

Net income	677	755	953	494	535	1,432	1,102	2,549
Net realized gains (losses)	9	168	373	(223)	(225)	177	(346)	(196)
Net realized gains (losses) in other income (expense) (1)	3	10	(31)	(43)	8	13	11	(63)
Tax expense (benefit) on net realized gains (losses)	23	2	72	(59)	(46)	25	(62)	(49)

Income excluding net realized gains (losses) (2)	$688	$579	$683	$701	$706	$1,267	$1,375	$2,759

% Change versus prior year period(3)
Net premiums written	-1%	4%	9%	-5%	-5%	1%	-2%	0%
Net premiums earned	-2%	1%	5%	-7%	-5%	0%	-2%	-2%
Net premiums written constant $	-3%	0%	4%	-1%	1%	-2%	4%	3%
Net premiums earned constant $	-4%	-3%	1%	-4%	2%	-3%	5%	2%

Other ratios
Net premiums written/gross premiums written	64%	72%	71%	60%	64%	68%	69%	67%
Effective tax rate on income excluding net realized gains (losses)	14.7%	17.4%	16.6%	17.9%	17.2%	16.0%	17.3%	17.3%

Combined ratio (3)
Loss and loss expense ratio	58.8%	61.9%	59.1%	58.2%	58.2%	60.3%	58.9%	58.8%
Policy acquisition cost ratio	16.5%	17.0%	16.7%	16.7%	16.1%	16.8%	15.7%	16.2%
Administrative expense ratio	14.4%	13.9%	13.8%	13.2%	13.4%	14.1%	13.0%	13.3%

Combined ratio	89.7%	92.8%	89.6%	88.1%	87.7%	91.2%	87.6%	88.3%

Expense ratio	30.9%	30.9%	30.5%	29.9%	29.5%	30.9%	28.7%	29.5%
Expense ratio excluding A&H	26.5%	26.9%	26.0%	25.3%	25.0%	26.6%	24.4%	25.0%

Large losses and other items (before tax) (3)
Reinstatement premiums (expensed) collected	$(5)	$(25)	$—	$—	$—	$(30)	$1	$1
Catastrophe losses	$76	$148	$23	$45	$31	$224	$69	$137
Prior period development excluding Life - unfavorable (favorable) (4)	$(149)	$(96)	$(147)	$(203)	$(158)	$(245)	$(226)	$(576)
Loss and loss expense ratio excluding catastophe losses and prior period development	61.2%	61.1%	63.3%	63.4%	62.6%	61.1%	61.6%	62.5%

(1)	Net realized investment and derivative losses related to unconsolidated entities.

(2)	See Non-GAAP Financial Measures.

(3)	Presented excluding the Life segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	June 30 2010	March 31 2010	December 31 2009
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$41,554	$40,564	$39,525
Fixed maturities held to maturity, at amortized cost	3,222	3,335	3,481
Equity securities, at fair value	214	316	467
Short-term investments, at fair value	2,097	2,052	1,667
Other investments	1,462	1,472	1,375

Total investments	48,549	47,739	46,515
Cash	668	726	669
Securities lending collateral	1,429	1,611	1,544
Insurance and reinsurance balances receivable	3,958	3,685	3,671
Reinsurance recoverable on losses and loss expenses	13,132	13,335	13,595
Deferred policy acquisition costs	1,574	1,517	1,445
Value of business acquired	668	712	748
Prepaid reinsurance premiums	1,904	1,646	1,521
Goodwill and other intangible assets	3,836	3,883	3,931
Deferred tax assets	1,105	1,174	1,154
Investments in partially owned insurance companies	459	454	433
Other assets	2,878	2,847	2,754

Total assets	$80,160	$79,329	$77,980

Liabilities
Unpaid losses and loss expenses	$37,062	$37,551	$37,783
Unearned premiums	6,836	6,437	6,067
Future policy benefits	3,034	3,057	3,008
Insurance and reinsurance balances payable	3,331	3,147	3,295
Securities lending payable	1,454	1,639	1,586
Payable for securities purchased	400	534	154
Accounts payable, accrued expenses, and other liabilities	3,019	2,711	2,792
Short-term debt	147	150	161
Long-term debt	3,158	3,158	3,158
Trust preferred securities	309	309	309

Total liabilities	58,750	58,693	58,313

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	20,116	19,510	18,844
Accumulated other comprehensive income (AOCI)	1,294	1,126	823

Total shareholders’ equity	21,410	20,636	19,667

Total liabilities and shareholders’ equity	$80,160	$79,329	$77,980

Book value per common share (1)	$63.20	$60.94	$58.44
Tangible book value per common share (1)	$51.88	$49.48	$46.76

(1)	See Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	2Q-10	% of Total Consolidated	2Q-09	% of Total Consolidated	% Change 2Q-10 vs. 2Q-09	YTD 2010	% of Total Consolidated	YTD 2009	% of Total Consolidated	% Change YTD-10 vs. YTD-09
Net premiums written
Property and all other	$1,064	31%	$1,188	35%	-10%	$2,146	31%	$2,339	34%	-8%
Casualty	1,388	41%	1,318	38%	5%	2,904	41%	2,699	40%	8%

Subtotal	2,452	72%	2,506	73%	-2%	5,050	72%	5,038	74%	0%
Personal accident (A&H) (1)	833	24%	793	23%	5%	1,678	24%	1,576	23%	6%
Life (2)	135	4%	116	4%	16%	263	4%	225	3%	17%

Total consolidated	$3,420	100%	$3,415	100%	0%	$6,991	100%	$6,839	100%	2%

Add: Life deposits on investment contracts	58		100		-42%	113		195		-42%

Non-GAAP total net premium written	$3,478		$3,515		-1%	$7,104		$7,034		1%

Net premiums earned
Property and all other	$899	28%	$998	31%	-10%	$1,815	28%	$1,981	31%	-8%
Casualty	1,380	43%	1,372	42%	1%	2,807	43%	2,739	42%	2%

Subtotal	2,279	71%	2,370	73%	-4%	4,622	71%	4,720	73%	-2%
Personal accident (A&H) (1)	827	26%	787	24%	5%	1,637	25%	1,530	24%	7%
Life (2)	127	3%	109	3%	17%	251	4%	210	3%	20%

Total consolidated	$3,233	100%	$3,266	100%	-1%	$6,510	100%	$6,460	100%	1%

Income excluding net realized gains (losses)
Property, casualty, and all other	$551	80%	$577	82%	-5%	$994	78%	$1,130	82%	-12%
Personal accident (A&H) (1)	100	15%	93	13%	8%	201	16%	189	14%	6%
Life (2)	37	5%	36	5%	3%	72	6%	56	4%	29%

Total consolidated	$688	100%	$706	100%	-3%	$1,267	100%	$1,375	100%	-8%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

Line of Business	Page 4

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business, Adjusted for Foreign Exchange (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated Constant Dollar

	2Q-10	Constant $ 2Q-09 (3)	Constant $ % Change 2Q-10 vs. 2Q-09 (3)	YTD 2010	Constant $ YTD 2009 (3)	Constant $ % Change YTD-10 vs. YTD-09 (3)
Net premiums written
Property, casualty, and all other	$2,452	$2,543	-4%	$5,050	$5,136	-2%
Personal accident (A&H) (1)	833	832	0%	1,678	1,680	0%
Life (2)	135	117	15%	263	227	16%

Total consolidated	$3,420	$3,492	-2%	$6,991	$7,043	-1%

Net premiums earned
Property, casualty, and all other	$2,279	$2,403	-5%	$4,622	$4,813	-4%
Personal accident (A&H) (1)	827	825	0%	1,637	1,633	0%
Life (2)	127	110	15%	251	212	18%

Total consolidated	$3,233	$3,338	-3%	$6,510	$6,658	-2%

Income excluding net realized gains (losses)
Property, casualty, and all other	$551	$581	-5%	$994	$1,140	-13%
Personal accident (A&H) (1)	100	102	-2%	201	206	-2%
Life (2)	37	36	3%	72	56	29%

Total consolidated	$688	$719	-4%	$1,267	$1,402	-10%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life segment.

(3)	Prior periods on a constant dollar basis.

Line of Business 2	Page 5

ACE Limited Consolidating Statement of Operations Three months ended June 30, 2010 and 2009 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
June 30, 2010
Gross premiums written	$2,649	$1,787	$320	$—	$4,756	$398	$5,154
Net premiums written	1,438	1,302	289	—	3,029	391	3,420
Net premiums earned	1,326	1,263	256	—	2,845	388	3,233
Losses and loss expenses	924	644	103	—	1,671	129	1,800
Policy benefits	—	1	—	—	1	86	87
Policy acquisition costs	126	296	48	—	470	66	536
Administrative expenses	147	207	15	40	409	54	463

Underwriting income (loss)	129	115	90	(40)	294	53	347
Net investment income	287	115	73	—	475	43	518
Net realized gains (losses)	85	48	28	3	164	(155)	9
Interest expense	—	—	—	52	52	—	52
Other income (expense)	(4)	3	2	(1)	—	(3)	(3)
Income tax expense (benefit)	110	59	9	(52)	126	16	142

Net income (loss)	387	222	184	(38)	755	(78)	677
Net realized gains (losses)	85	48	28	3	164	(155)	9
Net realized gains (losses) in other income (expense)	1	1	1	—	3	—	3
Tax expense (benefit) on net realized gains (losses)	12	13	—	(3)	22	1	23

Income (loss) excluding net realized gains (losses) (1)	$313	$186	$155	$(44)	$610	$78	$688

June 30, 2009
Gross premiums written	$2,664	$1,710	$359	$—	$4,733	$384	$5,117
Net premiums written	1,454	1,265	329	—	3,048	367	3,415
Net premiums earned	1,415	1,246	241	—	2,902	364	3,266
Losses and loss expenses	997	635	56	—	1,688	133	1,821
Policy benefits	—	1	—	—	1	77	78
Policy acquisition costs	129	293	46	—	468	55	523
Administrative expenses	147	190	14	39	390	64	454

Underwriting income (loss)	142	127	125	(39)	355	35	390
Net investment income	275	114	73	1	463	43	506
Net realized gains (losses)	(97)	(87)	(47)	(102)	(333)	108	(225)
Interest expense	—	—	—	56	56	—	56
Other income (expense)	(1)	(5)	(1)	27	20	1	21
Income tax expense (benefit)	76	29	13	(31)	87	14	101

Net income (loss)	243	120	137	(138)	362	173	535
Net realized gains (losses)	(97)	(87)	(47)	(102)	(333)	108	(225)
Net realized gains (losses) in other income (expense)	—	2	—	5	7	1	8
Tax expense (benefit) on net realized gains (losses)	(33)	(15)	1	(1)	(48)	2	(46)

Income (loss) excluding net realized gains (losses) (1)	$307	$190	$185	$(42)	$640	$66	$706

Income (loss) excluding net realized gains (losses), constant $ (2)	$309	$197	$186	$(42)	$650	$69	$719

(1)	See Non-GAAP Financial Measures.

(2)	Prior periods on a constant dollar basis.

Segment 2010 Qtr	Page 6

ACE Limited Consolidating Statement of Operations Six months ended June 30, 2010 and 2009 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life	ACE Consolidated
June 30, 2010
Gross premiums written	$4,779	$3,658	$719	$—	$9,156	$788	$9,944
Net premiums written	2,833	2,722	660	—	6,215	776	6,991
Net premiums earned	2,696	2,514	532	—	5,742	768	6,510
Losses and loss expenses	1,862	1,345	254	—	3,461	260	3,721
Policy benefits	—	4	—	—	4	170	174
Policy acquisition costs	282	579	102	—	963	127	1,090
Administrative expenses	295	409	27	80	811	112	923

Underwriting income (loss)	257	177	149	(80)	503	99	602
Net investment income	565	229	142	—	936	86	1,022
Net realized gains (losses)	165	70	59	(5)	289	(112)	177
Interest expense	—	—	—	104	104	—	104
Other income (expense)	1	1	6	(1)	7	(6)	1
Income tax expense (benefit)	214	73	19	(70)	236	30	266

Net income (loss)	774	404	337	(120)	1,395	37	1,432
Net realized gains (losses)	165	70	59	(5)	289	(112)	177
Net realized gains (losses) in other income (expense)	1	6	5	—	12	1	13
Tax expense (benefit) on net realized gains (losses)	14	14	—	(5)	23	2	25

Income (loss) excluding net realized gains (losses) (1)	$622	$342	$273	$(120)	$1,117	$150	$1,267

June 30, 2009
Gross premiums written	$4,742	$3,403	$738	$—	$8,883	$769	$9,652
Net premiums written	2,846	2,592	688	—	6,126	713	6,839
Net premiums earned	2,852	2,430	479	—	5,761	699	6,460
Losses and loss expenses	2,001	1,248	143	—	3,392	245	3,637
Policy benefits	—	3	—	—	3	174	177
Policy acquisition costs	252	553	97	—	902	102	1,004
Administrative expenses	287	365	26	74	752	122	874

Underwriting income (loss)	312	261	213	(74)	712	56	768
Net investment income	538	234	145	2	919	89	1,008
Net realized gains (losses)	(217)	(80)	(36)	(130)	(463)	117	(346)
Interest expense	—	—	—	109	109	—	109
Other income (expense)	(5)	(9)	(1)	23	8	(1)	7
Income tax expense (benefit)	172	75	29	(70)	206	20	226

Net income (loss)	456	331	292	(218)	861	241	1,102
Net realized gains (losses)	(217)	(80)	(36)	(130)	(463)	117	(346)
Net realized gains (losses) in other income (expense)	—	5	—	2	7	4	11
Tax expense (benefit) on net realized gains (losses)	(45)	(7)	1	(10)	(61)	(1)	(62)

Income (loss) excluding net realized gains (losses) (1)	$628	$399	$329	$(100)	$1,256	$119	$1,375

Income (loss) excluding net realized gains (losses), constant $ (2)	$632	$416	$330	$(100)	$1,278	$124	$1,402

(1)	See Non-GAAP Financial Measures.

(2)	Prior periods on a constant dollar basis.

Segment 2010 YTD	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written	$2,649	$2,130	$2,196	$2,730	$2,664	$4,779	$4,742	$9,668
Net premiums written	1,438	1,395	1,421	1,374	1,454	2,833	2,846	5,641
Net premiums earned	1,326	1,370	1,365	1,467	1,415	2,696	2,852	5,684
Losses and loss expenses	924	938	959	1,053	997	1,862	2,001	4,013
Policy acquisition costs	126	156	123	142	129	282	252	517
Administrative expenses	147	148	139	146	147	295	287	572

Underwriting income	129	128	144	126	142	257	312	582
Net investment income	287	278	278	278	275	565	538	1,094
Net realized gains (losses)	85	80	252	(25)	(97)	165	(217)	10
Interest expense	—	—	1	—	—	—	—	1
Other income (expense)	(4)	5	(27)	(4)	(1)	1	(5)	(36)
Income tax expense	110	104	165	47	76	214	172	384

Net income	387	387	481	328	243	774	456	1,265
Net realized gains (losses)	85	80	252	(25)	(97)	165	(217)	10
Net realized gains (losses) in other income (expense)	1	—	(26)	(5)	—	1	—	(31)
Tax expense (benefit) on net realized gains (losses)	12	2	63	(59)	(33)	14	(45)	(41)

Income excluding net realized gains (losses) (1)	$313	$309	$318	$299	$307	$622	$628	$1,245

Combined ratio
Loss and loss expense ratio	69.7%	68.5%	70.3%	71.7%	70.5%	69.1%	70.2%	70.6%
Policy acquisition cost ratio	9.5%	11.4%	9.0%	9.7%	9.1%	10.5%	8.8%	9.1%
Administrative expense ratio	11.1%	10.8%	10.2%	9.9%	10.4%	10.9%	10.1%	10.1%

Combined ratio	90.3%	90.7%	89.5%	91.3%	90.0%	90.5%	89.1%	89.8%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(3)	$(3)	$—	$—	$—	$(6)	$—	$—
Catastrophe losses	$53	$52	$10	$24	$20	$105	$24	$58
Prior period development - unfavorable (favorable) (2)	$(73)	$(45)	$(50)	$(45)	$(74)	$(118)	$(84)	$(179)
Loss and loss expense ratio excluding catastophe losses and prior period development	71.0%	71.1%	73.3%	73.1%	74.3%	71.3%	72.3%	72.7%

% Change versus prior year period
Net premiums written	-1%	0%	9%	-6%	-4%	0%	-1%	0%
Net premiums earned	-6%	-5%	-1%	-7%	4%	-5%	5%	0%

Other ratios
Net premiums written/gross premiums written	54%	65%	65%	50%	55%	59%	60%	58%

(1)	See Non-GAAP Financial Measures.

(2)	For Q1 2010, prior period favorable development is net of $45 million for the annual crop insurance profit-sharing commission that is included in the expense ratio.

Insurance-North American	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written	$1,787	$1,871	$1,752	$1,677	$1,710	$3,658	$3,403	$6,832
Net premiums written	1,302	1,420	1,350	1,203	1,265	2,722	2,592	5,145
Net premiums earned	1,263	1,251	1,400	1,317	1,246	2,514	2,430	5,147
Losses and loss expenses	644	701	718	631	635	1,345	1,248	2,597
Policy benefits	1	3	1	—	1	4	3	4
Policy acquisition costs	296	283	333	316	293	579	553	1,202
Administrative expenses	207	202	214	204	190	409	365	783

Underwriting income	115	62	134	166	127	177	261	561
Net investment income	115	114	124	121	114	229	234	479
Net realized gains (losses)	48	22	20	40	(87)	70	(80)	(20)
Other income (expense)	3	(2)	(8)	(3)	(5)	1	(9)	(20)
Income tax expense	59	14	55	56	29	73	75	186

Net income	222	182	215	268	120	404	331	814
Net realized gains (losses)	48	22	20	40	(87)	70	(80)	(20)
Net realized gains (losses) in other income (expense)	1	5	(2)	1	2	6	5	4
Tax expense (benefit) on net realized gains (losses)	13	1	10	6	(15)	14	(7)	9

Income excluding net realized gains (losses) (1)	$186	$156	$207	$233	$190	$342	$399	$839

Combined ratio
Loss and loss expense ratio	51.0%	56.3%	51.3%	48.0%	51.0%	53.7%	51.5%	50.5%
Policy acquisition cost ratio	23.5%	22.6%	23.7%	24.0%	23.6%	23.0%	22.8%	23.3%
Administrative expense ratio	16.4%	16.1%	15.3%	15.4%	15.2%	16.3%	15.0%	15.2%

Combined ratio	90.9%	95.0%	90.3%	87.4%	89.8%	93.0%	89.3%	89.0%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$(2)	$(24)	$—	$(1)	$—	$(26)	$—	$(1)
Catastrophe losses	$18	$64	$10	$16	$10	$82	$25	$51
Prior period development - unfavorable (favorable)	$(45)	$(37)	$(86)	$(119)	$(26)	$(82)	$(50)	$(255)
Loss and loss expense ratio excluding catastophe losses and prior period development	53.0%	53.1%	56.7%	55.7%	52.3%	53.1%	52.5%	54.5%

% Change versus prior year period
Net premiums written as reported	3%	7%	8%	-7%	-12%	5%	-7%	-4%
Net premiums earned as reported	1%	6%	12%	-8%	-13%	3%	-9%	-4%
Net premiums written constant $	-1%	0%	0%	2%	2%	-1%	6%	3%
Net premiums earned constant $	-2%	-3%	3%	0%	1%	-3%	5%	3%
Underwriting income constant $					$132		$271
Income excluding net realized gains (losses), constant $					$197		$416

Other ratios
Net premiums written/gross premiums written	73%	76%	77%	72%	74%	74%	76%	75%

(1)	See Non-GAAP Financial Measures.

Insurance-Overseas General	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written	$320	$399	$162	$215	$359	$719	$738	$1,115
Net premiums written	289	371	144	206	329	660	688	1,038
Net premiums earned	256	276	253	247	241	532	479	979
Losses and loss expenses	103	151	107	80	56	254	143	330
Policy acquisition costs	48	54	48	50	46	102	97	195
Administrative expenses	15	12	14	15	14	27	26	55

Underwriting income	90	59	84	102	125	149	213	399
Net investment income	73	69	68	65	73	142	145	278
Net realized gains (losses)	28	31	30	(11)	(47)	59	(36)	(17)
Other income (expense)	2	4	(2)	1	(1)	6	(1)	(2)
Income tax expense	9	10	8	9	13	19	29	46

Net income	184	153	172	148	137	337	292	612
Net realized gains (losses)	28	31	30	(11)	(47)	59	(36)	(17)
Net realized gains (losses) in other income (expense)	1	4	(4)	—	—	5	—	(4)
Tax expense (benefit) on net realized gains (losses)	—	—	—	(1)	1	—	1	—

Income excluding net realized gains (losses) (1)	$155	$118	$146	$158	$185	$273	$329	$633

Combined ratio
Loss and loss expense ratio	40.4%	54.7%	42.4%	32.5%	23.4%	47.8%	29.8%	33.7%
Policy acquisition cost ratio	18.5%	19.6%	19.1%	20.1%	19.0%	19.1%	20.2%	19.9%
Administrative expense ratio	5.8%	4.5%	5.6%	5.9%	5.8%	5.1%	5.5%	5.6%

Combined ratio	64.7%	78.8%	67.1%	58.5%	48.2%	72.0%	55.5%	59.2%

Large losses and other items (before tax)
Reinstatement premiums (expensed) collected	$—	$2	$—	$1	$—	$2	$1	$2
Catastrophe losses	$5	$32	$3	$5	$1	$37	$20	$28
Prior period development - unfavorable (favorable)	$(31)	$(14)	$(11)	$(39)	$(58)	$(45)	$(92)	$(142)
Loss and loss expense ratio excluding catastophe losses and prior period development	50.9%	48.4%	45.5%	46.4%	46.9%	49.6%	44.9%	45.4%

% Change versus prior year period
Net premiums written	-12%	3%	14%	18%	22%	-4%	12%	14%
Net premiums earned	6%	16%	5%	-4%	-6%	11%	-8%	-4%

Other ratios
Net premiums written/gross premiums written	90%	93%	89%	96%	92%	92%	93%	93%

(1)	See Non-GAAP Financial Measures.

Global Reinsurance	Page 10

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Gross premiums written (1)	$398	$390	$397	$383	$384	$788	$769	$1,549
Net premiums written	391	385	390	372	367	776	713	1,475
Net premiums earned	388	380	369	362	364	768	699	1,430
Losses and loss expenses	129	131	116	121	133	260	245	482
Policy benefits	86	84	68	79	77	170	174	321
Policy acquisition costs	66	61	55	59	55	127	102	216
Administrative expenses	54	58	70	51	64	112	122	243
Net investment income	43	43	44	43	43	86	89	176

Life underwriting income (2)	96	89	104	95	78	185	145	344

Net realized gains (losses)	(155)	43	80	(212)	108	(112)	117	(15)
Other income (expense)	(3)	(3)	(1)	—	1	(6)	(1)	(2)
Income tax expense	16	14	11	17	14	30	20	48

Net income (loss)	(78)	115	172	(134)	173	37	241	279

Net realized gains (losses)	(155)	43	80	(212)	108	(112)	117	(15)
Net realized gains (losses) in other income (expense)	—	1	2	3	1	1	4	9
Tax expense (benefit) on net realized gains (losses)	1	1	—	(1)	2	2	(1)	(2)

Income excluding net realized gains (losses) (3)	$78	$72	$90	$74	$66	$150	$119	$283

Prior period development - unfavorable (favorable)	$(3)	$—	$(4)	$—	$—	(3)	$1	(3)
Deposits collected on universal life and investment contracts (1)	$58	$55	$100	$109	$100	$113	$195	$404
Fees on universal life and investment contracts (1)	$11	$7	$11	$8	$8	$18	$15	$34
% Change versus prior year period
Net premiums written	7%	11%	5%	7%	-2%	9%	49%	23%
Net premiums earned	7%	13%	3%	5%	-1%	10%	50%	22%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. Fees on universal life and investment contracts are revenue for GAAP and have been classified as gross premiums written.

(2)	We assess the performance of our Life business based on life underwriting income which includes net investment income.

(3)	See Non-GAAP Financial Measures.

Life	Page 11

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Premium	$27	$28	$28	$28	$27	$55	$52	$108
Less paid claims	30	33	33	33	38	63	85	151

Net	$(3)	$(5)	$(5)	$(5)	$(11)	$(8)	$(33)	$(43)

Living Benefits (Includes GMIB and GMAB)

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Premium	$40	$41	$41	$41	$41	$81	$80	$162
Less paid claims	—	—	1	1	1	—	3	5

Net	$40	$41	$40	$40	$40	$81	$77	$157

Total VA Guaranteed Benefits

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Premium	$67	$69	$69	$69	$68	$136	$132	$270
Less paid claims	30	33	34	34	39	63	88	156

Net	$37	$36	$35	$35	$29	$73	$44	$114

Amounts represent accrued past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB).

At current market levels we expect approximately $143 million of claims and $94 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

At current market levels we expect approximately $1 million of claims and $150 million of premium on living benefits over the next 12 months.

Variable Annuity	Page 12

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2008	$37,176	$12,935	$24,241

Losses and loss expenses incurred	2,454	638	1,816
Losses and loss expenses paid	(2,504)	(762)	(1,742)	96%
Other (incl. foreign exch. revaluation)	(195)	(57)	(138)

Balance at March 31, 2009	$36,931	$12,754	$24,177

Losses and loss expenses incurred	2,633	812	1,821
Losses and loss expenses paid	(2,868)	(1,154)	(1,714)	94%
Other (incl. foreign exch. revaluation)	572	144	428

Balance at June 30, 2009	$37,268	$12,556	$24,712

Losses and loss expenses incurred	3,268	1,383	1,885
Losses and loss expenses paid	(2,972)	(1,235)	(1,737)	92%
Other (incl. foreign exch. revaluation)	307	96	211

Balance at September 30, 2009	$37,871	$12,800	$25,071

Losses and loss expenses incurred	2,786	886	1,900
Losses and loss expenses paid	(2,749)	(994)	(1,755)	92%
Other (incl. foreign exch. revaluation)	(125)	53	(178)

Balance at December 31, 2009	$37,783	$12,745	$25,038

Losses and loss expenses incurred	2,544	623	1,921
Losses and loss expenses paid	(2,491)	(729)	(1,762)	92%
Other (incl. foreign exch. revaluation)	(285)	(79)	(206)

Balance at March 31, 2010	$37,551	$12,560	$24,991

Losses and loss expenses incurred	2,725	925	1,800
Losses and loss expenses paid	(2,824)	(976)	(1,848)	103%
Other (incl. foreign exch. revaluation)	(390)	(135)	(255)

Balance at June 30, 2010	$37,062	$12,374	$24,688

Add net recoverable on paid losses	—	758	(758)

Balance including net recoverable on paid losses	$37,062	$13,132	$23,930

Loss Reserve Rollforward	Page 13

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2010	March 31 2010	December 31 2009
Reinsurance recoverable on paid losses and loss expenses
Active operations	$550	$605	$703
Brandywine	294	284	289
Westchester Run-off	31	36	36
Other Run-off	13	13	13

Total	$888	$938	$1,041

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$10,212	$10,250	$10,316
Brandywine	2,084	2,197	2,268
Westchester Run-off	473	474	482
Other Run-off	27	30	70

Total	$12,796	$12,951	$13,136

Gross reinsurance recoverable
Active operations	$10,762	$10,855	$11,019
Brandywine	2,378	2,481	2,557
Westchester Run-off	504	510	518
Other Run-off	40	43	83

Total	$13,684	$13,889	$14,177

Provision for uncollectible reinsurance
Active operations	$(357)	$(360)	$(399)
Brandywine	(166)	(165)	(147)
Westchester Run-off	(25)	(25)	(25)
Other Run-off	(4)	(4)	(11)

Total	$(552)	$(554)	$(582)

Net reinsurance recoverable
Active operations	$10,405	$10,495	$10,620
Brandywine	2,212	2,316	2,410
Westchester Run-off	479	485	493
Other Run-off	36	39	72

Total	$13,132	$13,335	$13,595

Reinsurance Recoverable	Page 14

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	June 30 2010		March 31 2010		December 31 2009
Market Value
Fixed maturities available for sale	$41,554		$40,564		$39,525
Fixed maturities held to maturity	3,339		3,433		3,561
Short-term investments	2,097		2,052		1,667

Total	$46,990		$46,049		$44,753

Asset Alloc ation by Market Value
Treasury	$2,207	5%	$2,268	5%	$2,068	5%
Agency	2,298	5%	2,449	5%	2,698	6%
Corporate and asset-backed	15,089	32%	14,492	31%	13,537	30%
Mortgage-backed	11,926	25%	11,406	25%	11,311	25%
Municipal	2,148	5%	2,091	5%	2,300	5%
Non-U.S.	11,225	24%	11,291	25%	11,172	25%
Short-term investments	2,097	4%	2,052	4%	1,667	4%

Total	$46,990	100%	$46,049	100%	$44,753	100%

Note: Insured municipal bonds represent $746 million, or 35% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$23,807	51%	$23,472	51%	$22,884	51%
AA	4,158	9%	4,003	9%	4,021	9%
A	7,884	17%	7,635	17%	7,461	17%
BBB	5,231	11%	5,024	11%	4,910	11%
BB	2,987	6%	3,009	6%	2,866	6%
B	2,175	5%	2,187	5%	2,029	5%
Other	748	1%	719	1%	582	1%

Total	$46,990	100%	$46,049	100%	$44,753	100%

Cost/Amortized Cost
Fixed maturities available for sale	$40,204		$39,603		$38,985
Fixed maturities held to maturity	3,222		3,335		3,481
Short-term investments	2,097		2,052		1,667

Subtotal	45,523		44,990		44,133
Equity securities	200		271		398
Other investments	1,308		1,332		1,258

Total	$47,031		$46,593		$45,789

Avg. duration of fixed maturities	3.6 years		3.7 years		3.7 years
Avg. market yield of fixed maturities (1)	3.7%		4.0%		4.3%
Avg. credit quality	AA		AA		AA
Avg. yield on invested assets (2)	4.4%		4.4%		4.5%

(1)	Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

(2)	Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Investments	Page 15

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Market Value at June 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$716	$—	$—	$—	$—	$716
FNMA	6,072	—	—	—	—	6,072
Freddie Mac	2,322	—	—	—	—	2,322

Total agency RMBS	9,110	—	—	—	—	9,110
Non-agency RMBS	418	22	24	54	812	1,330

Total residential mortgage-backed	9,528	22	24	54	812	10,440
Commercial mortgage-backed	1,452	19	13	2	—	1,486

Total mortgage-backed securities	$10,980	$41	$37	$56	$812	$11,926

Mortgage-backed securities total $11.9 billion, are rated predominantly AAA and comprise 25% of the fixed income portfolio. This compares to a 37% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage-backed securities is AAA.

Securities issued by Federal agencies with implied or explicit government guarantees total $9.1 billion and represent 87% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are backed by prime collateral, and broadly diversified in over 240,000 loans. The portfolio’s loan-to-value ratio is approximately 70% with an average FICO score of 730. With this conservative loan-to-value ratio and subordinated collateral of 13%, the cumulative 5-year foreclosure rate would have to rise to 20% and real estate values would have to fall 19% from their current levels before principal is impaired. The current foreclosure rate of ACE’s non-agency RMBS portfolio is 9%.

Commercial mortgage-backed securities of $1.5 billion are rated predominantly AAA, broadly diversified with over 18,500 loans and seasoned with 85% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 66% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 33%. The cumulative foreclosure rate would have to rise to 41% and commercial real estate values would have to fall more than 10% from their current levels before principal is impaired. The current foreclosure rate of the portfolio is about 2%.

Investments 2	Page 16

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed Fixed Income Portfolio

Amortized Cost at June 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$688	$—	$—	$—	$—	$688
FNMA	5,817	—	—	—	—	5,817
Freddie Mac	2,198	—	—	—	—	2,198

Total agency RMBS	8,703	—	—	—	—	8,703
Non-agency RMBS	453	27	25	64	995	1,564

Total residential mortgage-backed	9,156	27	25	64	995	10,267
Commercial mortgage-backed	1,382	18	13	2	—	1,415

Total mortgage-backed securities	$10,538	$45	$38	$66	$995	$11,682

Investments 3	Page 17

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

U.S. Investment Grade Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	Total
Asset-backed	$231	$7	$15	$7	$260
Banks	760	272	2,049	225	3,306
Basic Materials	—	—	59	104	163
Communications	—	—	643	596	1,239
Consumer, Cyclical	—	72	185	196	453
Consumer, Non-Cyclical	47	487	436	515	1,485
Diversified Financial Services	55	64	74	205	398
Energy	—	14	182	602	798
Industrial	117	361	250	136	864
Utilities	—	1	351	494	846
All Others	105	72	401	281	859

Total	$1,315	$1,350	$4,645	$3,361	$10,671

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE’s US investment grade bond portfolio is very high at AA.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 4	Page 18

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Below Investment Grade Corporate and Asset-backed Fixed Income Portfolios

Market Value at June 30, 2010

	S&P Credit Rating
	BB	B	CCC	Other	Total
Asset-backed	$13	$15	$7	$1	$36
Basic Materials	270	119	22	—	411
Communications	396	381	10	—	787
Consumer, Cyclical	250	263	19	3	535
Consumer, Non-Cyclical	412	412	6	—	830
Diversified Financial Services	55	31	2	18	106
Energy	633	147	4	—	784
Industrial	266	168	9	—	443
Utilities	229	108	—	—	337
All Others	96	48	5	—	149

Total	$2,620	$1,692	$84	$22	$4,418

Below Investment Grade Corporate Fixed Income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Five external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation. The portfolio comprises over 500 issuers with our largest current issuer exposure at $78 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 5	Page 19

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Non-U.S. Fixed Income Portfolio

Market Value at June 30, 2010

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$1,080	$—	$—	$—	$—	$1,080
Canada	842	—	—	—	—	842
Germany	434	—	—	—	—	434
Japan	—	322	—	—	—	322
France	162	—	—	—	—	162
Province of Ontario	—	168	—	—	—	168
Brazil	—	—	—	132	—	132
Province of Quebec	—	—	118	—	—	118
Switzerland	110	—	—	—	—	110
State of Queensland	74	28	—	—	—	102
United Mexican States	1	—	25	67	—	93
Republic of Korea	—	—	85	—	—	85
Thailand	—	—	68	11	—	79
Australia	60	—	—	—	—	60
State of New South Wales	57	—	—	—	—	57
Taiwan	—	54	—	—	—	54
Austria	47	—	—	—	—	47
New Zealand	47	—	—	—	—	47
State of Victoria	47	—	—	—	—	47
Netherlands	42	—	—	—	—	42
People’s Republic of China	—	23	16	—	—	39
Qatar	—	34	—	—	—	34
Province of Manitoba	—	32	—	—	—	32
Province of British Columbia	32	—	—	—	—	32
State of Western Australia	30	—	—	—	—	30
Other Non-U.S. Government	149	94	63	29	35	370

Non-U.S. Government Securities	3,214	755	375	239	35	4,618
Non-U.S. Corporate	1,325	986	2,231	1,471	594	6,607

	$4,539	$1,741	$2,606	$1,710	$629	$11,225

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 87% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 53% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 6	Page 20

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

June 30, 2010		Rating
General Electric Co	446	AA+
JP Morgan Chase & Co	446	A+
Bank of America Corp	416	A
Verizon Communications Inc	307	A
Wells Fargo & Co	306	AA-
Citigroup Inc	293	A
Goldman Sachs Group Inc/The	282	A
Morgan Stanley	271	A
AT&T INC	236	A
HSBC Holdings Plc	216	AA-
Credit Suisse Group	186	A
Barclays PLC	169	A+
Comcast Corp	154	BBB+
Kraft Foods Inc	142	BBB
Lloyds Banking Group Plc	137	A
ConocoPhillips	136	A
Time Warner Cable Inc	129	BBB
UBS AG	126	A+
American Express Co	123	BBB+
Exxon Mobil Corp	120	AAA
Pfizer Inc	109	AA
Anheuser-Busch InBev NV	99	BBB+
Telecom Italia SpA	97	BBB
Roche Holding AG	96	AA-
Dominion Resources Inc/VA	95	A-

Investments 7	Page 21

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended June 30, 2010			Six months ended June 30, 2010
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$77	$408	$485	$158	$831	$989
Equity securities	32	(31)	1	77	(55)	22
Equity and fixed income derivatives	5	—	5	24	—	24
Foreign exchange gains (losses)	61	—	61	52	—	52
Other	(12)	17	5	(8)	52	44

Sub-total	163	394	557	303	828	1,131
Mark-to-market gains (losses) from derivative transactions (2)	(154)	—	(154)	(126)	—	(126)

Total gains (losses)	9	394	403	177	828	1,005
Partially-owned entities (3)	3	(4)	(1)	13	16	29
Income tax expense (benefit)	23	108	131	25	213	238

Net gains (losses)	$(11)	$282	$271	$165	$631	$796

(1)	Other-than-temporary impairments for the quarter of $18 million include $5 million for fixed maturities and $13 million for other investments. Year to date other-than-temporary impairments of $36 million include $23 million for fixed maturities, and $13 million for other investments.

(2)	Includes $158 million of realized losses on the life reinsurance operations for the quarter which is comprised of a $301 million loss on guaranteed minimum income benefit derivatives and $143 million of gains on other derivatives, including S&P put options and futures.

(3)	Net realized and unrealized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended June 30, 2009			Six months ended June 30, 2009
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses) (5)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses) (5)	Net Impact
Fixed maturities	$(71)	$1,348	$1,277	$(119)	$1,134	$1,015
Equity securities	(81)	49	(32)	(181)	21	(160)
Equity and fixed income derivatives	(21)	—	(21)	34	—	34
Foreign exchange gains (losses)	(56)	—	(56)	(24)	—	(24)
Other	(60)	101	41	(117)	62	(55)

Sub-total	(289)	1,498	1,209	(407)	1,217	810
Mark-to-market gains (losses) from derivative transactions (6)	64	—	64	61	—	61

Total gains (losses)	(225)	1,498	1,273	(346)	1,217	871
Partially-owned entities (7)	8	(20)	(12)	11	(6)	5
Income tax expense (benefit)	(46)	279	233	(62)	201	139

Net gains (losses)	$(171)	$1,199	$1,028	$(273)	$1,010	$737

(4)	Other-than-temporary impairments for the quarter of $114 million include $90 million for fixed maturities, $1 million for equities and $23 million for other investments. Year to date other-than-temporary impairments of $306 million include $178 million for fixed maturities, $26 million for equities and $102 million for other investments.

(5)	Excludes $267 million of change in unrealized losses, net of tax of $82 million, related to the adoption of OTTI standard.

(6)	Includes $103 million of realized gains on the life reinsurance operations which is comprised of a $284 million gain on guaranteed minimum income benefit derivatives offset by $181 million of losses on other derivatives, including S&P put options and futures.

(7)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 22

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	June 30 2010	March 31 2010	December 31 2009	December 31 2008
Total short-term debt	$147	$150	$161	$471
Total long-term debt	3,158	3,158	3,158	2,806

Total debt	$3,305	$3,308	$3,319	$3,277

Total trust preferred securities	$309	$309	$309	$309

Total shareholders’ equity	$21,410	$20,636	$19,667	$14,446

Total capitalization	$25,024	$24,253	$23,295	$18,032

Tangible capital (1)	$21,188	$20,370	$19,364	$14,285

Leverage ratios
Debt/ total capitalization	13.2%	13.6%	14.2%	18.2%
Debt plus trust preferred securities/ total capitalization	14.4%	14.9%	15.6%	19.9%
Debt/ tangible capital	15.6%	16.2%	17.1%	22.9%
Debt plus trust preferred securities/ tangible capital	17.1%	17.8%	18.7%	25.1%

(1)	Tangible capital is equal to total capitalization less goodwill and other intangible assets.

Capital Structure	Page 23

ACE Limited Debt, Trust Preferred, and Credit Facilities (in millions of U.S. dollars) (Unaudited)

June 30, 2010

	Par Amount Outstanding	Carrying value	Coupon		Maturity Date
Debt and Trust Preferred
ACE European Holdings No2 Limited Term Loan	$147	$147	5.25%		December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	$50	4.04	%(1)	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	$450	1.18	%(2)	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	$500	5.88%		June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	$446	5.60%		May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	$500	5.70%		February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	$300	5.80%		March 15, 2018
ACE INA Holdings Inc. Senior Notes	$500	$500	5.90%		June 15, 2019
ACE INA Holdings Inc. Debentures	$100	$100	8.88%		August 15, 2029
ACE Capital Trust II Capital Securities	$309	$309	9.70%		April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	$298	6.70%		May 15, 2036
Other	$14	$14

	$3,620	$3,614

	Commitment	LOC Usage			Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$577			November 8, 2012
Revolving Credit / LOC Facility	$500	$68			November 8, 2012
Funds at Lloyds Capital Facility	$441	$376			December 31, 2013
Bilateral Letter of Credit Facility	$500	$500			September 20, 2014

	$2,441	$1,521

(1)	This term loan was issued with a floating interest rate that is based on 3 month LIBOR plus 3.50 percent. In order to economically fix the interest rate, the Company entered into a swap transaction that fixes the rate at 5.61 percent.

(2)	This term loan was issued with a floating interest rate that is based on 3 month LIBOR plus 0.65 percent. In order to economically fix the interest rate, the Company enteredinto a swap transaction that fixes the rate at 4.15 percent

Capital Structure 2	Page 24

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

	Three months ended June 30		SIx months ended June 30
	2010	2009	2010	2009
Numerator
Income to common shares, excl. net realized gains (losses) (1)	$688	$706	1,267	1,375
Net realized gains (losses), net of income tax	(11)	(171)	165	(273)

Net income available to the holders of common shares	$677	$535	$1,432	$1,102

Rollforward of Common Shares Outstanding
Shares - beginning of period	338,610,718	335,890,644	336,524,657	333,645,471
Issued under employee stock purchase plan	—	145,779	118,172	259,395
Shares (cancelled) granted	(32,891)	(12,258)	1,754,034	2,092,935
Issued for option exercises	177,777	73,286	358,741	99,650

Shares - end of period	338,755,604	336,097,451	338,755,604	336,097,451

Denominator
Weighted average shares outstanding	339,975,261	336,898,236	339,202,374	336,159,387
Effect of other dilutive securities	1,268,395	610,060	1,185,944	342,529

Adj. wtd. avg. shares outstanding and assumed conversions	341,243,656	337,508,296	340,388,318	336,501,916

Basic earnings per share
Income excluding net realized gains (losses) (1)	$2.02	$2.09	$3.73	$4.09
Net realized gains (losses), net of income tax	(0.03)	(0.51)	0.49	(0.81)

Net income	$1.99	$1.58	$4.22	$3.28

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$2.01	$2.09	$3.72	$4.08
Net realized gains (losses), net of income tax	(0.03)	(0.51)	0.49	(0.81)

Net income	$1.98	$1.58	$4.21	$3.27

(1)	See Non-GAAP Financial Measures.

Earnings per share	Page 25

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per common share is provided on the next page.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned entities because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Net income, as reported	$677	$755	$953	$494	$535	$1,432	$1,102	$2,549
Net realized gains (losses)	9	168	373	(223)	(225)	177	(346)	(196)
Net realized gains (losses) in other income (expense) (1)	3	10	(31)	(43)	8	13	11	(63)
Income tax expense (benefit) on net realized gains (losses)	23	2	72	(59)	(46)	25	(62)	(49)

Income excluding net realized gains (losses)	$688	$579	$683	$701	$706	$1,267	$1,375	$2,759

(1)	Realized gains (losses) on partially-owned entities that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 26

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	June 30 2010	March 31 2010	December 31 2009	June 30 2009
Shareholders’ equity	$21,410	$20,636	$19,667	$16,561
Less: goodwill and other intangible assets	3,836	3,883	3,931	3,756

Numerator for tangible book value per share	$17,574	$16,753	$15,736	$12,805

Denominator	338,755,604	338,610,718	336,524,657	336,097,451

Book value per common share	$63.20	$60.94	$58.44	$49.27
Tangible book value per common share	$51.88	$49.48	$46.76	$38.10

Reconciliation of Book Value

Shareholders’ equity, beginning of quarter	$20,636	$19,667	$18,733	$14,718
Income excluding net realized gains (losses)	688	579	683	706
Net realized gains (losses), net of tax	(11)	176	270	(171)
Net unrealized gains (losses), net of tax	282	349	(37)	1,199
Cumulative translation, net of tax	(115)	(50)	97	229
Dividend declared on common shares	(113)	(105)	(105)	(104)
Income tax valuation allowance on the adoption of OTTI standard	—	—	—	(46)
Pension liability	1	4	(22)	—
Other (1)	42	16	48	30

	$21,410	$20,636	$19,667	$16,561

(1)	Other includes proceeds from exercise of stock options and stock compensation.

Reconciliation Book Value	Page 27

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	2Q-10	1Q-10	4Q-09	3Q-09	2Q-09	YTD 2010	YTD 2009	Full Year 2009
Net income	$677	$755	$953	$494	$535	$1,432	$1,102	$2,549
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments (1)	487	583	201	1,985	972	1,070	526	2,712
Reclassification adjustment for net realized (gains) losses included in net income	(97)	(129)	(312)	51	157	(226)	336	75
Change in cumulative translation adjustments	(169)	(90)	141	160	325	(259)	267	568
Change in minimum pension liability	2	6	(35)	1	(10)	8	(14)	(48)
Income tax (expense) benefit related to other comprehensive income items (2)	(55)	(67)	43	(421)	(289)	(122)	(190)	(568)

Other comprehensive income	168	303	38	1,776	1,155	471	925	2,739

Comprehensive income	$845	$1,058	$991	$2,270	$1,690	$1,903	$2,027	$5,288

(1)	Unrealized appreciation on investments for the full year 2009 includes $305 million of losses related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

(2)	Income tax expense for the full year 2009 includes $63 million related to the adoption of certain provisions that amended GAAP relating to other-than-temporary impairments.

Comprehensive Income	Page 28

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) divided by average shareholders’ equity for the period excluding unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity. To annualize a quarterly rate multiply by four.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

Topic 320: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

G7: A group of seven industrialized nations including Canada, France, Germany, Italy, Japan, United Kingdom, and the United States.

Life underwriting income: Net premiums earned and net investment income less policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Glossary	Page 29